SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement

[ ] Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[ ] Definitive Proxy Statement

[X] Definitive Additional Materials

[ ] Soliciting Material Pursuant to Section 240.14a-12

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Eaton Vance Municipal Bond Fund (Name of Registrant as Specified in Its Charter)

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(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i) (1) and 0-11.

(1) Title of each class of securities to which transaction applies:

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(2) Aggregate number of securities to which transaction applies:

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(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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(4) Proposed maximum aggregate value of transaction:

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(5) Total fee paid:

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[ ] Fee paid previously with preliminary materials.

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[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount previously paid:

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(2) Form, Schedule or Registration Statement no.:

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(4) Date Filed:

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Eaton Vance

IMPORTANT REMINDER
PLEASE VOTE YOUR SHARES

December 4, 2018

Dear Shareholder:

We recently sent you detailed information regarding the upcoming Special Meetings of Shareholders to ask for your vote on an important proposal affecting your Fund(s). The Special Meetings are scheduled to be held on Thursday, December 20, 2018 at 2:30 PM Eastern Time at the offices of the Funds, Two International Place, Boston, Massachusetts 02110. As of the mailing of this letter, we have not received your vote.

For your convenience, we have enclosed a copy of the proxy card(s) for your review and to vote. If you have any questions about the proposal, please call **1 (800) 713-9968**.

YOUR VOTE IS IMPORTANT!

EACH FUND'S BOARD OF TRUSTEES BELIEVES THE PROPOSAL IS IN THE SHAREHOLDERS' BEST INTEREST AND RECOMMENDS THAT YOU VOTE IN FAVOR. PLEASE TAKE A MOMENT NOW TO VOTE!

Voting is easy. Please use one of the options listed below:

1. **Vote by Mail.** Cast your vote by signing, dating and mailing the enclosed proxy card in the postage-prepaid return envelope provided.

2. **Vote via the Internet.** Visit the website indicated on the enclosed proxy card and enter your "Control Number" from the proxy card.

3. **Vote by Phone.** Dial the toll-free number indicated on the enclosed proxy card.

4. **Vote by Phone with a live operator.** Dial toll-free **1 (800) 713-9968**. Please have the proxy card available at the time of the call.

YOUR VOTE IS IMPORTANT! PLEASE VOTE TODAY!

Eaton Vance

IMPORTANT REMINDER
PLEASE VOTE YOUR SHARES

December 4, 2018

Dear Shareholder:

We recently sent you detailed information regarding the upcoming Special Meetings of Shareholders to ask for your vote on an important proposal affecting your Fund(s). The Special Meetings are scheduled to be held on Thursday, December 20, 2018 at 2:30 PM Eastern Time at the offices of the Funds, Two International Place, Boston, Massachusetts 02110. As of the mailing of this letter, we have not received your vote.

For your convenience, we have enclosed a copy of the proxy card(s) for your review and to vote. If you have any questions about the proposal, please call **1 (800) 713-9968**.

YOUR VOTE IS IMPORTANT!

EACH FUND'S BOARD OF TRUSTEES BELIEVES THE PROPOSAL IS IN THE SHAREHOLDERS' BEST INTEREST AND RECOMMENDS THAT YOU VOTE IN FAVOR. PLEASE TAKE A MOMENT NOW TO VOTE!

Voting is easy. Please use one of the options listed below:

1. **Vote by Mail.** Cast your vote by signing, dating and mailing the enclosed proxy card in the postage-prepaid return envelope provided.
2. **Vote via the Internet.** Visit the website indicated on the enclosed proxy card and enter your "Control Number" from the proxy card.
3. **Vote by Phone.** Dial the toll-free number indicated on the enclosed proxy card.

YOUR VOTE IS IMPORTANT! PLEASE VOTE TODAY!

CLOSED-END FUNDS

PROXY FACT SHEET FOR:

EATON VANCE

SPECIAL MEETING IMPORTANT DATES		SPECIAL MEETING LOCATION
Record	OCTOBER 25, 2018	OFFICES OF EATON VANCE
Mail	NOVEMBER 19, 2018	TWO INTERNATIONAL PLACE
Meeting	DECEMBER 20, 2018	BOSTON, MASSACHUSETTS 02110
ADDITIONAL INFORMATION		CONTACT INFORMATION
Ticker	SEE BELOW	Inbound Line	1-800-713-9968
CUSIP	SEE BELOW	Website	https://funds.eatonvance.com/closed-end-fund-and-term-trust-documents

FUND	TICKER	CUSIP	MEETING TIME
Eaton Vance Ohio Municipal Income Trust	EVO	27826G109	2:00 PM ET

Eaton Vance Pennsylvania Municipal Income Trust	EVP	27826T101	2:00 PM ET

Eaton Vance Massachusetts Municipal Income Trust	MMV	27826E104	2:00 PM ET
www.proxyonline.com/docs/EV-Muni-Income-Trusts.pdf
Eaton Vance Ohio Municipal Bond Fund	EIO	27828L106	2:30 PM ET

Eaton Vance New Jersey Municipal Bond Fund	EMJ	27828R103	2:30 PM ET

Eaton Vance Pennsylvania Municipal Bond Fund	EIP	27828W102	2:30 PM ET

Eaton Vance Municipal Bond Fund II	EIV	27827K109	2:30 PM ET
www.proxyonline.com/docs/EV-Muni-Bond-Funds.pdf

What are Shareholders being asked to vote on?

Shareholders are being asked to approve an Agreement and Plan of Reorganization (a “Plan”) providing for the reorganization of each Fund listed below into the respective Acquiring Fund (each, a “Reorganization”).

Acquired Fund	Acquiring Fund	Board of Trustees Recommendation
Eaton Vance Ohio Municipal Income Trust	Eaton Vance Municipal Income Trust	“FOR”
Eaton Vance Pennsylvania Municipal Income Trust	Eaton Vance Municipal Income Trust	“FOR”
Eaton Vance Massachusetts Municipal Income Trust	Eaton Vance Municipal Income Trust	“FOR”

Eaton Vance Ohio Municipal Bond Fund	Eaton Vance Municipal Bond Fund	“FOR”
Eaton Vance New Jersey Municipal Bond Fund	Eaton Vance Municipal Bond Fund	“FOR”
Eaton Vance Pennsylvania Municipal Bond Fund	Eaton Vance Municipal Bond Fund	“FOR”
Eaton Vance Municipal Bond Fund II	Eaton Vance Municipal Bond Fund	“FOR”

What is happening?

Each Fund’s shareholders are being asked to consider a proposed Reorganization and approve a related Plan at a special meeting of shareholders scheduled to be held on December 20, 2018. The Board of Trustees of each Fund has approved the Plan. Under the terms of each Plan, common shares of the Funds will, in effect, be exchanged for new common shares of the relevant Acquiring Fund with an equal aggregate net asset value.

How will a Reorganization affect shareholders?

If the proposed Reorganizations are approved and completed, you will become a shareholder of the relevant Acquiring Fund, and the number of shares you receive will be based on the pre-Reorganization net asset value of your Fund shares.

How will a Reorganization affect the value of my shares?

The aggregate net asset value of each shareholder’s shares of an Acquiring Fund immediately after the Reorganization will be the same as the aggregate net asset value of such shareholder’s Fund shares immediately prior to the Reorganization. See below for information regarding potential benefits of the Reorganizations to Fund shareholders.

How do the investment objectives, policies and risks of the Funds compare?

Each Acquired Fund and its Acquiring Fund have similar investment objectives, policies, restrictions and risk profiles.

Each Fund invests primarily in municipal obligations the interest from which is exempt from federal income taxes, including the alternative minimum tax, although the Funds listed below (unlike their Acquiring Funds) also invest in municipal obligations the interest from which is exempt from applicable state taxes. Following a Reorganization, former shareholders of such Funds will lose favorable tax treatment in the particular state in which they reside.

Fund	Applicable State Taxes
Eaton Vance Ohio Municipal Bond Fund and Eaton Vance Ohio Municipal Income Trust	Ohio personal income tax
Eaton Vance New Jersey Municipal Bond Fund	New Jersey personal income tax
Eaton Vance Pennsylvania Municipal Bond Fund and Eaton Vance Pennsylvania Municipal Income Trust	Pennsylvania personal property taxes
Eaton Vance Massachusetts Municipal Bond Fund	Massachusetts state personal income tax

How will the Reorganizations benefit shareholders?

•	It is expected that common shareholders of each Fund would benefit from the Reorganizations because they would become common shareholders of a larger fund that has similar investment objectives and policies.
•	Following each Reorganization, the relevant Acquiring Fund would be expected to have a lower total expense ratio and higher net income per common share than the Fund currently (inclusive of the costs of IMTP (Institutional MuniFund Term Preferred Shares)), although the advisory fee rate currently paid by each Acquiring Fund is higher than that of the relevant Acquired Fund.
•	Fund shareholders are also expected to benefit from substantial continuity in management and administration following each proposed Reorganization. The proposed Reorganizations are intended to be tax-free for U.S. federal income tax purposes.

How will the Reorganizations affect fees and expenses?

Following the Reorganizations, each Acquiring Fund is expected to have a lower total expense ratio and higher net income per common share than the relevant Fund currently (inclusive of the costs of IMTP *Institutional MuniFund Term Preferred Shares), although the annual advisory fee rate currently paid by each Acquiring Fund is higher than that of the relevant Acquired Fund.

Once the Reorganizations are completed, who will be the investment adviser of the Acquiring Funds?

Eaton Vance Management (“Eaton Vance”) is the investment adviser of each Fund and Acquiring Fund. Eaton Vance intends to manage each Acquiring Fund after the Reorganization in substantially the same manner as the relevant Fund and Acquiring Fund prior to the Reorganization, subject to any differences in strategies.

If shareholders approve the Plan, when will the Reorganizations take place?

If approved, the proposed Reorganizations would be expected to be completed as soon as practicable following the December 20, 2018 shareholder vote or later if the meeting is adjourned or postponed.

What happens if a Reorganization is not approved?

If the required approval of shareholders is not obtained, the Fund(s) will continue to engage in business and the Board of Trustees of such Fund(s) will consider what further action may be appropriate.

What are the federal income tax consequences of the Reorganizations?

The proposed Reorganizations are intended to be tax-free for U.S. federal income tax purposes.

Who is paying for the costs of the Reorganizations?

The costs associated with the proposed Reorganizations are to be borne by the relevant Acquired Fund’s common shareholders. The costs associated with the proposed Reorganizations of the Eaton Vance Ohio Municipal Bond Fund, Eaton Vance New Jersey Municipal Bond Fund, Eaton Vance Pennsylvania Municipal Bond Fund and Eaton Vance Municipal Bond Fund II into Eaton Vance Municipal Bond Fund are also to be borne in part by Eaton Vance.

THE BOARDS OF TRUSTEES RECOMMEND A VOTE “FOR” THE PROPOSALS

PHONE:	To cast your vote by telephone with a proxy specialist, call the toll-free number found on your proxy card. Representatives are available to take your voting instructions Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time.
MAIL:	To vote your proxy by mail, check the appropriate voting box on the proxy card, sign and date the card and return it in the enclosed postage-paid envelope.
TOUCH-TONE:	To cast your vote via a touch-tone voting line, call the toll-free number and enter the control number found on your proxy card.
INTERNET:	To vote via the Internet, go to the website on your proxy card and enter the control number found on the proxy card.

AST Fund Solutions, LLC is first mentioned in the Q&A section of the Proxy Statement.

Eaton Vance

Level I Script

(CONFIRM RECEIPT OF PROXY MATERIAL)

Good (morning, afternoon, evening), my name is (AGENT’S FULL NAME).

May I please speak with (SHAREHOLDER’S FULL NAME)?

(Re-Greet If Necessary)

I am calling on a recorded line regarding your current investment with Eaton Vance. I wanted to confirm that you have received the proxy material for the Special Meetings of Shareholders scheduled to take place on December 20, 2018.

Have you received the information?

(Pause for response)

If “Yes” or positive response:

If you’re not able to attend the meeting, I can record your voting instructions by phone. The Board of Trustees is recommending a vote “FOR” the proposal.

If “No” or negative response:

I would be happy to review the meeting agenda and record your vote by phone. However, the Board of Trustees is recommending a vote “FOR” the proposal.

Would you like to vote along with the Board’s recommendation?

(Pause For Response)

(Review Voting Options with Shareholder If Necessary)

If we identify any additional accounts you own with Eaton Vance before the meeting takes place, would you like to vote those accounts in the same manner as well?

(Pause For Response)

*Confirmation – I am recording your (Recap Voting Instructions).

For confirmation purposes:

•	Please state your full name. (Pause)
•	According to our records, you reside in (city, state, zip code). (Pause)
•	To ensure that we have the correct address for the written confirmation, please state your street address. (Pause)

Thank you. You will receive written confirmation of this vote within 3 to 5 business days. Upon receipt, please review and retain for your records. If you should have any questions, please call the toll free number listed on the confirmation. Mr. /Ms. ___________, your vote is important and your time is greatly appreciated. Thank you and have a good (morning, afternoon, evening.)

Eaton Vance Municipal Funds

Level I Machine Script

Hello.

I am calling regarding your investment in the Eaton Vance municipal obligation closed-end funds.

The Special Meetings of Shareholders are scheduled to take place on December 20, 2018. All shareholders are being asked to consider a merger. As of today, your vote has not been registered.

Please contact us as soon as possible at 1-800-713-9968 Monday through Friday between the hours of 9:00am and 10:00pm Eastern Time.

Your vote is very important. Thank you and have a good day.